CERTIFICATION OF
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher Smith, Chief Financial Officer of Image Innovations Holdings Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 2 to Quarterly Report on Form 10-QSB of Image Innovations Holdings Inc., for the quarterly period ending June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Image Innovations Holdings Inc.

By:	/s/ Christopher Smith

Name:	Christopher Smith

Title:	Chief Financial Officer

Date:	February 19, 2004